EXHIBIT 10.2

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                This Fourth Amendment to Amended and Restated Credit Agreement (this "Amendment") dated as of July 17, 2006, is entered into with reference to the Amended and Restated Credit Agreement dated as of July 22, 2004, (as amended, the "Credit Agreement"), among Aztar Corporation ("Borrower"), the Lenders party thereto and Bank of America, N.A., as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

RECITALS

                        A.        On or about May 19, 2006, Borrower terminated its merger agreement with Pinnacle Entertainment, Inc. ("Pinnacle"). In connection with such termination, Borrower paid Pinnacle termination fees and expenses in the aggregate amount of $78,000,000 (the "Pinnacle Termination Payments").

                        B.        Substantially concurrently with the making of the Pinnacle Termination Payments, Borrower entered into a merger agreement with an affiliate of Columbia Sussex Corporation ("Columbia") and, in connection therewith, Columbia caused the making of a payment to Borrower in the amount of $78,000,000 as a reimbursement of the Pinnacle Termination Payments (the "Columbia Payment").

                        C.        Borrower has determined that (i) the payment of the Pinnacle Termination Payments should be deducted as an expense in determining Borrower's net income, and (ii) the receipt of the Columbia Payment should not be included in determining Borrower's net income.

                        D.        Borrower has requested that the payment of the Pinnacle Termination Payments and the receipt of the Columbia Payment be excluded from the calculation of Adjusted EBITDA under the Credit Agreement.

AGREEMENT

                        NOW, THEREFORE, Borrower and the Administrative Agent, acting with the written consent of the Required Lenders pursuant to Section 10.01 of the Credit Agreement, hereby agree to amend the Credit Agreement as follows:

                        1.        Exclusion of Payments from Determination of Adjusted EBITDA.
Borrower and Administrative Agent hereby agree that the Pinnacle Termination Payments and the Columbia Payment shall both be disregarded in calculating Adjusted EBITDA. The amendment contained in this Section shall have retroactive effect to June 30, 2006.

                        2.        Conditions Precedent. The effectiveness of this Amendment shall be subject to the prior satisfaction of the following conditions precedent:

                                    (i)         Administrative Agent shall have received counterparts of this
           Amendment executed by a Responsible Officer of the Borrower;

                                    (ii)        Administrative Agent shall have received the written consent of the Required Lenders as required under Section 10.01 of the Credit Agreement in the form of Exhibit A to this Amendment; and

                                    (iii)       Borrower shall have paid to the Administrative Agent, for the benefit of each Lender which has executed and delivered a Consent to this Amendment prior to 5:00 p.m., Los Angeles local time on July 17, 2006, a work fee of $5000.

                        3.        Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders as of the date hereof that:

                                    (i)         The Borrower has all necessary power and has taken all corporate action necessary to enter into this Amendment and to make this Amendment, and all other agreements and instruments to which it is a party executed in connection herewith, the valid and enforceable obligations they purport to be.

                                    (ii)        Giving effect to this Amendment, each of the representations and warranties which are required to be accurate as of the date of any Credit Extension pursuant to Section 4.02(a) of the Credit Agreement are true and correct as of the date of the Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this clause, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of
           Section 6.01 of the Credit Agreement.

                                    (iii)       Giving effect to this Amendment, no Default or Event of Default under the Credit Agreement has occurred and remains continuing.

                        4.        Counterparts. This Amendment may be executed in counterparts in accordance with Section 10.10 of the Credit Agreement.

                        5.        Confirmation. In all other respects, the terms of the Credit Agreement and the other Loan Documents are hereby confirmed.

[Signature Page Follows]

                        IN WITNESS WHEREOF, Borrower and the Administrative Agent have executed this Amendment as of the date first written above by their duly authorized representatives.

AZTAR CORPORATION By: NEIL CIARFALIA Neil Ciarfalia Title: CFO, VP & Treasurer [Printed Name and Title]	BANK OF AMERICA, N.A., as Administrative Agent By: CHRIS M. LEVINE Chris M. Levine Title: Assistant Vice President [Printed Name and Title]

Exhibit A to Amendment

CONSENT OF LENDER

                         Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of July 22, 2004 (as amended, the "Credit Agreement"), among Aztar Corporation ("Borrower"), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

                         The undersigned Lender hereby consents to the execution and delivery of the Fourth Amendment to Amended and Restated Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

                         Date: July 17, 2006

AIB Debt Management, Limited [Name of Institution] By: MARTIN CHIN Martin Chin Senior Vice President, Investment Advisor to AIB Debt Management, Limited [Printed Name and Title]
By: DERRICK LYNCH Derrick Lynch Assistant Vice President, Investment Advisor to AIB Debt Management, Limited [Printed Name and Title]

                         Date: July 17, 2006

Allied Irish Banks, P.L.C. [Name of Institution] By: MARTIN CHIN Martin Chin Senior Vice President [Printed Name and Title]
By: DERRICK LYNCH Derrick Lynch Assistant Vice President [Printed Name and Title]

                         Date: July 12, 2006

Bank of America, N.A. [Name of Institution] By: BRIAN D. CORUM Brian D. Corum Senior Vice President [Printed Name and Title]

                         Date: July 17, 2006

The Bank of Nova Scotia [Name of Institution] By: MARK SPARROW Mark Sparrow Director [Printed Name and Title]

                         Date: July 14, 2006

Bank of Scotland [Name of Institution] By: KAREN WEICH Karen Weich Assistant Vice President [Printed Name and Title]

                         Date: July 14, 2006

Calyon New York Branch [Name of Institution] By: F. FRANK HERRERA F. Frank Herrera Director [Printed Name and Title]
By: GILL REALON Gill Realon Director [Printed Name and Title]

                         Date: July 17, 2006

Capital One, N.A. [Name of Institution] By: CHRIS HASKEW Chris Haskew SVP [Printed Name and Title]

                         Date: July 17, 2006

The Cit Group/Equipment Financing, Inc. [Name of Institution] By: SCOTT PLOSHAY Scott Ploshay VP [Printed Name and Title]

                         Date: July 12, 2006

Citicorp North America, Inc. [Name of Institution] By: JOHN JUDGE John Judge Vice President [Printed Name and Title]

                         Date: July 17, 2006

Commerzbank AG, New York and Grand Cayman Branches [Name of Institution] By: WERNER SCHMIDBAUER Werner Schmidbauer, SVP [Printed Name and Title]
By: KARLA WIRTH Karla Wirth AVP [Printed Name and Title]

                         Date: July 13, 2006

Deutsche Bank Trust Company Americas [Name of Institution] By: MARY KAY COYLE Mary Kay Coyle Managing Director [Printed Name and Title]
By: JOANNA SOLIMAN Joanna Soliman Assistant Vice President [Printed Name and Title]

                         Date: July 17, 2006

E.Sun Commercial Bank, Ltd., Los Angeles Branch [Name of Institution] By: BENJAMIN LIN Benjamin Lin EVP & General Manager [Printed Name and Title]

                         Date: July 17, 2006

Eaton Vance Institutional Senior Loan Fund By: Eaton Vance Management as Investment Advisor [Name of Institution] By: MICHAEL B. BOTTHOF Michael B. Botthof Vice President [Printed Name and Title]

                         Date: July 13, 2006

General Electric Capital Corporation [Name of Institution] By: JOSEPH BADINI Joseph Badini Duly Authorized Signatory [Printed Name and Title]

                         Date: July 17, 2006

Grayson & Co. By: Boston Management and Research as Investment Advisor [Name of Institution] By: MICHAEL B. BOTTHOF Michael B. Botthof Vice President [Printed Name and Title]

                         Date: July 17, 2006

National City Bank of Indiana [Name of Institution] By: JEFF DYSERT Jeff Dysert Vice President [Printed Name and Title]

                         Date: July 17, 2006

The Norinchukin Bank, New York Branch
through State Street Bank and Trust Company N.A. as Fiduciary Custodian
By: Eaton Vance Management, Attorney-in-fact
[Name of Institution]

By: MICHAEL B. BOTTHOF
       Michael B. Botthof
       Vice President
       [Printed Name and Title]

                         Date: July 17, 2006

Societe Generale [Name of Institution] By: PATTY WRIGHT Patricia Wright VP [Printed Name and Title]

                         Date: July 17, 2006

Sovereign Bank [Name of Institution] By: CHRIS WOLFSLAYER Chris D. Wolfslayer Vice President [Printed Name and Title]

                         Date: July 14, 2006

U.S. Bank National Association [Name of Institution] By: SCOTT J. BELL Scott J. Bell Senior Vice President [Printed Name and Title]